                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5522

                         RIVERSOURCE SECTOR SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 6/30

Date of reporting period: 6/30

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE

DIVIDEND OPPORTUNITY FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
JUNE 30, 2008
(Prospectus also enclosed)


RIVERSOURCE DIVIDEND OPPORTUNITY
FUND SEEKS TO PROVIDE SHAREHOLDERS
WITH A HIGH LEVEL OF CURRENT
INCOME. SECONDARY OBJECTIVE IS
GROWTH OF INCOME AND CAPITAL.

This annual report includes a prospectus that
describes in detail the Fund's objective, investment
strategy, risks, sales charges, fees and other
matters of interest. Please read the prospectus
carefully before you invest or send money.               (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------

Your Fund at a Glance...............      2

Manager Commentary..................      5

The Fund's Long-term Performance ...     10

Fund Expenses Example...............     12

Portfolio of Investments............     14

Financial Statements................     19

Notes to Financial Statements.......     24

Report of Independent Registered
   Public Accounting Firm...........     43

Federal Income Tax Information......     45

Board Members and Officers..........     48

Approval of Investment Management
   Services Agreement...............     52

Proxy Voting........................     54

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.

--------------------------------------------------------------------------------

                  RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Dividend Opportunity Fund (the Fund) Class A shares declined
  17.46% (excluding sales charge) for the 12-months ended June 30, 2008.

> The Fund outperformed its benchmark, the Russell 1000(R) Value Index, which decreased 18.78% for the 12-month period.

> The Fund underperformed the Lipper Equity Income Funds Index, representing the
  Fund's peer group, which fell 15.90% during the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended June 30, 2008)
--------------------------------------------------------------------------------

                                    1 year    3 years    5 years    10 years
---------------------------------------------------------------------------------
RiverSource Dividend Opportunity
  Fund Class A (excluding sales
  charge)                           -17.46%   +4.88%     +7.54%     +3.30%
---------------------------------------------------------------------------------
Russell 1000(R) Value Index
  (unmanaged)                       -18.78%   +3.53%     +8.92%     +4.91%
---------------------------------------------------------------------------------
Lipper Equity Income Funds Index    -15.90%   +3.93%     +8.02%     +3.83%
---------------------------------------------------------------------------------

(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------

 2 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

STYLE MATRIX
----------------------------------------


          STYLE
VALUE    BLEND    GROWTH
   X                       LARGE
                           MEDIUM        SIZE
                           SMALL

Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

ANNUAL OPERATING EXPENSE RATIO
(as of the current prospectus)
----------------------------------------

                                       Net
                        Total      expenses(a)
---------------------------------------------------
Class A                 1.11%         1.11%
---------------------------------------------------
Class B                 1.87%         1.87%
---------------------------------------------------
Class C                 1.87%         1.87%
---------------------------------------------------
Class I                 0.72%         0.72%
---------------------------------------------------
Class R2(b)             1.52%         1.52%
---------------------------------------------------
Class R3(b)             1.27%         1.27%
---------------------------------------------------
Class R4                1.02%         1.01%
---------------------------------------------------
Class R5(b)             0.77%         0.77%
---------------------------------------------------
Class W                 1.16%         1.16%
---------------------------------------------------

(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until June 30, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that increased the management fee by 0.05% for the year ended June 30, 2008), will not exceed 1.06 for Class A, 1.82% for Class B, 1.82% for Class C, 0.70% for Class I, 1.50% for Class R2, 1.25% for Class R3, 0.96% for Class R4, 0.75% for Class R5 and 1.15% for Class W.

(b)  Inception date for Class R2, Class R3 and
     Class R5 is Aug. 1, 2008.

--------------------------------------------------------------------------------

                  RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT JUNE 30, 2008
                                                                                 SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS   10 YEARS   INCEPTION*
 Class A (inception 8/1/88)          -17.46%    +4.88%    +7.54%    +3.30%         N/A
---------------------------------------------------------------------------------------------
 Class B (inception 3/20/95)         -18.15%    +4.09%    +6.72%    +2.52%         N/A
---------------------------------------------------------------------------------------------
 Class C (inception 6/26/00)         -18.15%    +4.05%    +6.71%      N/A        +0.49%
---------------------------------------------------------------------------------------------
 Class I (inception 3/4/04)          -17.19%    +5.24%      N/A       N/A        +7.24%
---------------------------------------------------------------------------------------------
 Class R4 (inception 3/20/95)        -17.00%    +5.16%    +7.84%    +3.51%         N/A
---------------------------------------------------------------------------------------------
 Class W (inception 12/1/06)         -17.58%      N/A       N/A       N/A        -4.87%
---------------------------------------------------------------------------------------------

With sales charge
 Class A (inception 8/1/88)          -22.22%    +2.81%    +6.28%    +2.77%         N/A
---------------------------------------------------------------------------------------------
 Class B (inception 3/20/95)         -22.15%    +2.84%    +6.41%    +2.52%         N/A
---------------------------------------------------------------------------------------------
 Class C (inception 6/26/00)         -18.95%    +4.05%    +6.71%      N/A        +0.49%
---------------------------------------------------------------------------------------------

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R4 and Class W shares. Class I and Class R4 are available to institutional investors only. Class W shares are offered through qualifying discretionary accounts.

* For classes with less than 10 years performance.

--------------------------------------------------------------------------------

 4 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

Dear Shareholders,
RiverSource Dividend Opportunity Fund (the Fund) Class A shares declined 17.46% (excluding sales charge) for the 12-months ended June 30, 2008. The Fund outperformed the Russell 1000(R) Value Index (Russell Index), which decreased 18.78%. The Fund underperformed its peer group, as represented by the Lipper Equity Income Funds Index, which fell 15.90% during the same period.

SIGNIFICANT PERFORMANCE FACTORS
The fiscal year was characterized by heightened concerns about weakness in the economy, ongoing turmoil in the housing and financial markets, and soaring commodity prices. As a result, equity volatility increased as the year progressed, peaking in March with the collapse of Bear Stearns and rearing its head again in June. Given the extreme pressure on the financial system, it comes as no surprise that the financials sector, the largest weighting in the Russell Index, performed the worst. Clearly, the resulting equity market decline was only partially mitigated by the impressive double-digit gains generated by the energy sector, as crude oil prices surged past $140 per barrel. Despite economic weakness and market turmoil, the Fund continued to increase its dividend payout at a rate greater than inflation during the annual period. Also, the Fund maintained a net dividend yield at a level in excess of 150% of the S&P 500 Index yield during the annual period. The net dividend yield is the dividend yield after expenses.

SECTOR DIVERSIFICATION(1) (at June 30, 2008; % of portfolio assets)
-----------------------------------------------------------------

Consumer Discretionary                               5.0%
--------------------------------------------------------------
Consumer Staples                                    11.8%
--------------------------------------------------------------
Energy                                              18.4%
--------------------------------------------------------------
Financials                                          15.0%
--------------------------------------------------------------
Health Care                                          7.8%
--------------------------------------------------------------
Industrials                                          6.0%
--------------------------------------------------------------
Information Technology                               2.5%
--------------------------------------------------------------
Materials                                           10.2%
--------------------------------------------------------------
Telecommunication Services                          11.8%
--------------------------------------------------------------
Utilities                                            8.9%
--------------------------------------------------------------
Other(2)                                             2.6%
--------------------------------------------------------------

(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.
(2) Cash & Cash Equivalents. Of the 2.6%, 1.8% is due to security lending activity and 0.8% is the Fund's cash equivalent position.
The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------

                  RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------

Having only a modest exposure to the financials sector contributed the most to the Fund's performance during the period. Within financials, a position in XL CAPITAL detracted, but this was offset by the benefit of holding just a small position in AMERICAN INTERNATIONAL GROUP (AIG), which performed poorly. The Fund's exposure to the comparatively stronger performing materials and utilities sectors also helped as did effective stock selection within materials. COMPASS MINERALS INTL and RIO TINTO were standout individual performers, each benefiting primarily from the rise in commodity prices.

Detracting from performance most was having only a modest allocation to the integrated oils industry. Most notably, not having positions in strong performers EXXON MOBIL and CONOCOPHILLIPS hurt the Fund's results. So, too, did having only a small position in OCCIDENTAL PETROLEUM. Stock selection within the health care sector disappointed as well. In particular, sizable positions in pharmaceutical companies PFIZER and MERCK & CO. detracted, as both saw share price declines based on ongoing weakness in their product pipelines. PFIZER also lost market share as a generic cholesterol-fighting drug cut into its sales of Lipitor. MERCK also reported delays in the FDA approval process for the use of cervical cancer vaccine Gardasil in women ages 27 through 45 as well as the withdrawal of a joint venture with SCHERING-PLOUGH for its new respiratory drug application.

TOP TEN HOLDINGS (at June 30, 2008; % of portfolio assets)
-----------------------------------------------------------------

Chevron                                              4.9%
--------------------------------------------------------------
Lorillard                                            3.6%
--------------------------------------------------------------
BP ADR                                               3.5%
--------------------------------------------------------------
AT&T                                                 3.3%
--------------------------------------------------------------
Pfizer                                               2.4%
--------------------------------------------------------------
EI du Pont de Nemours & Co                           2.3%
--------------------------------------------------------------
Verizon Communications                               2.2%
--------------------------------------------------------------
Enbridge                                             2.0%
--------------------------------------------------------------
Bank of America                                      2.0%
--------------------------------------------------------------
US Bancorp                                           1.8%
--------------------------------------------------------------

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

--------------------------------------------------------------------------------

 6 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

Despite economic weakness and market turmoil, the Fund continued to increase its dividend payout at a rate greater than inflation during the annual period.

CHANGES TO THE FUND'S PORTFOLIO
The Fund's already moderate position in financials was further reduced due to depreciation and active management decisions. The Fund's exposure to the energy and information technology sectors increased.
In consumer staples, we added to the Fund's position in COCA-COLA. In industrials, we reduced the Fund's position in GENERAL ELECTRIC, prudently doing so just before its share price fell after the announcement of disappointing first quarter earnings. Other than these, we made no meaningful changes to the Fund's portfolio during the period, maintaining a low 20% turnover rate.

OUR FUTURE STRATEGY
In balancing our long-term view and our more near-term concerns, we have established an emphasis in the Fund on economically-sensitive equity sectors. In our view, this positions the Fund well to benefit from stabilization of the downturn in economic growth and provides upside potential should the economy perform better than anticipated.

As always, we take larger positions in sectors, industries or individual stocks when we believe we have identified factors that other investors have either missed or ignored or strongly disagree with, and that have the potential to move the share values higher. We intend to focus on larger-cap stocks and to continue to add stocks offering greater dividend yield. Of course, we intend to continue carefully monitoring economic data and shifts in market conditions as we seek stock-specific and industry-level opportunities to add value for our shareholders.

We remain optimistic about dividend-paying stocks.
We believe those select companies with

--------------------------------------------------------------------------------

                  RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------

the ability and willingness to increase their dividend payout ratio as their earnings grow will be particularly attractive investments going forward. In addition, stock dividends have historically outpaced the inflation rate. Given these factors and the many other historical benefits of dividend-paying stocks, we expect that investors will be willing to pay more for companies that demonstrate dividend growth as part of a total return strategy going forward. We continue to seek a diversified mix of dividend-paying stocks, with a focus on large-cap, value-oriented companies.


(PHOTO - WARREN SPITZ)    (PHOTO - LATON SPAHR)
Warren Spitz              Laton Spahr, CFA(R)
Senior Portfolio Manager  Portfolio Manager

(PHOTO - STEVE SCHROLL)   (PHOTO - PAUL STOCKING)
Steve Schroll             Paul Stocking
Portfolio Manager         Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.

--------------------------------------------------------------------------------

 8 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------
The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Dividend Opportunity Fund Class A shares (from 7/1/98 to 6/30/08) as compared to the performance of two widely cited performance indices, the Russell 1000 Value Index and the Lipper Equity Income Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at June 30, 2008
                                            1 YEAR       3 YEARS      5 YEARS      10 YEARS
RIVERSOURCE DIVIDEND OPPORTUNITY FUND (INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000         $7,778      $10,867      $13,560      $13,039
-----------------------------------------------------------------------------------------------
        Average annual total return         -22.22%       +2.81%       +6.28%       +2.77%
-----------------------------------------------------------------------------------------------
RUSSELL 1000 VALUE INDEX(1)
        Cumulative value of $10,000          $8,122      $11,097      $15,330      $16,157
-----------------------------------------------------------------------------------------------
        Average annual total return         -18.78%       +3.53%       +8.92%       +4.91%
-----------------------------------------------------------------------------------------------
LIPPER EQUITY INCOME FUNDS INDEX(2)
        Cumulative value of $10,000          $8,410      $11,226      $14,707      $14,564
-----------------------------------------------------------------------------------------------
        Average annual total return         -15.90%       +3.93%       +8.02%       +3.83%
-----------------------------------------------------------------------------------------------

Results for other share classes can be found on page 4.

--------------------------------------------------------------------------------

 10 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE DIVIDEND OPPORTUNITY FUND LINE GRAPH)

                                                RIVERSOURCE DIVIDEND
                                              OPPORTUNITY FUND CLASS A
                                               (INCLUDES SALES CHARGE)    RUSSELL 1000 VALUE INDEX(1)     LIPPER EQUITY INCOME
                                                      ($13,039)                    ($16,157)            FUNDS INDEX(2) ($14,564)
                                              ------------------------    ---------------------------   ------------------------
'98                                                     $9,425                      $10,000                       $10,000
'99                                                     11,320                       11,637                        11,120
'00                                                     11,510                       10,599                        10,389
'01                                                     12,217                       11,695                        11,189
'02                                                      9,287                       10,648                        10,094
'03                                                      9,064                       10,539                         9,904
'04                                                      9,596                       12,766                        11,785
'05                                                     11,303                       14,561                        12,974
'06                                                     12,472                       16,323                        14,265
'07                                                     15,797                       19,893                        17,318
'08                                                     13,039                       16,157                        14,564

(1) The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Equity Income Funds Index includes the 30 largest equity income funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

--------------------------------------------------------------------------------

                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT  11

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended June 30, 2008.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 12 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

                                BEGINNING        ENDING         EXPENSES
                              ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                              JAN. 1, 2008    JUNE 30, 2008   THE PERIOD(A)   EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------
   Actual(b)                     $1,000         $  855.90        $ 5.03(c)        1.09%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,019.44        $ 5.47(c)        1.09%
-------------------------------------------------------------------------------------------
Class B

-------------------------------------------------------------------------------------------
   Actual(b)                     $1,000         $  852.30        $ 8.52(c)        1.85%

-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,015.66        $ 9.27(c)        1.85%

-------------------------------------------------------------------------------------------
Class C

-------------------------------------------------------------------------------------------
   Actual(b)                     $1,000         $  852.10        $ 8.47(c)        1.84%

-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,015.71        $ 9.22(c)        1.84%

-------------------------------------------------------------------------------------------
Class I

-------------------------------------------------------------------------------------------
   Actual(b)                     $1,000         $  857.10        $ 3.19(c)         .69%

-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,021.43        $ 3.47(c)         .69%

-------------------------------------------------------------------------------------------
Class R4

-------------------------------------------------------------------------------------------
   Actual(b)                     $1,000         $  857.60        $ 4.48(c)         .97%

-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,020.04        $ 4.87(c)         .97%

-------------------------------------------------------------------------------------------
Class W

-------------------------------------------------------------------------------------------
   Actual(b)                     $1,000         $  854.90        $ 5.12(c)        1.11%

-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,019.34        $ 5.57(c)        1.11%

-------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended June 30, 2008: -14.41% for Class A, -14.77% for Class B, -14.79% for Class C, -14.29% for Class I, -14.24% for Class R4 and -14.51% for Class W.
(c) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until June 30, 2009, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.06% for Class A, 1.82% for Class B, 1.82% for Class C, 0.70% for Class I, 0.96% for Class R4 and 1.15% for Class W. Any amounts waived will not be reimbursed by the Fund. This change was effective July 1, 2008. Had this change been in place for the entire six month period ended June 30, 2008, the actual expenses paid would have been $4.94 for Class A, $8.43 for Class B and $8.43 for Class C; the hypothetical expenses paid would have been $5.37 for Class A, $9.17 for Class B and $9.17 for Class C. The actual and hypothetical expenses paid for Class I, Class R4 and Class W would have been the same as those expenses presented in the table above.

--------------------------------------------------------------------------------

                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT  13

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

JUNE 30, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

COMMON STOCKS (96.4%)
ISSUER                                            SHARES                   VALUE(A)
AEROSPACE & DEFENSE (0.9%)
Honeywell Intl                                      287,287             $14,444,790
-----------------------------------------------------------------------------------

AUTOMOBILES (0.6%)
Ford Motor                                        1,257,332(b)            6,047,766
General Motors                                      295,947(e)            3,403,391
                                                                    ---------------
Total                                                                     9,451,157
-----------------------------------------------------------------------------------

BEVERAGES (2.0%)
Coca-Cola                                           316,312              16,441,898
Diageo ADR                                          200,808(c)           14,833,687
                                                                    ---------------
Total                                                                    31,275,585
-----------------------------------------------------------------------------------

CHEMICALS (5.4%)
Air Products & Chemicals                            118,374              11,702,454
Dow Chemical                                        526,098              18,366,081
Eastman Chemical                                    152,594              10,507,623
EI du Pont de Nemours & Co                          852,436              36,560,980
Olin                                                242,255               6,342,236
                                                                    ---------------
Total                                                                    83,479,374
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (5.6%)
Comerica                                            145,396               3,726,499
HSBC Holdings                                       631,161(c)            9,753,294
Lloyds TSB Group                                    596,541(c)            3,692,673
Natl Australia Bank                                 620,324(c)           15,759,675
PNC Financial Services Group                         68,502               3,911,464
Regions Financial                                   368,754               4,023,106
Royal Bank of Scotland Group                        888,166(c)            3,803,838
US Bancorp                                        1,036,590              28,910,494
Wachovia                                            495,817               7,700,038
Wells Fargo & Co                                    280,894               6,671,233
                                                                    ---------------
Total                                                                    87,952,314
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

COMMERCIAL SERVICES & SUPPLIES (2.1%)
Deluxe                                              353,662              $6,302,257
Pitney Bowes                                        305,559              10,419,562
RR Donnelley & Sons                                 351,782              10,444,408
Waste Management                                    129,513               4,883,935
                                                                    ---------------
Total                                                                    32,050,162
-----------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.8%)
Packaging Corp of America                           586,778              12,621,595
-----------------------------------------------------------------------------------

DISTRIBUTORS (0.4%)
Genuine Parts                                       165,773               6,577,873
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (5.1%)
Bank of America                                   1,297,148              30,962,923
Citigroup                                         1,384,366              23,201,974
JPMorgan Chase & Co                                 641,478              22,009,110
KKR Financial Holdings LLC                          321,652               3,377,346
                                                                    ---------------
Total                                                                    79,551,353
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (11.6%)
AT&T                                              1,526,483              51,427,212
BT Group                                          3,460,660(c)           13,780,377
Citizens Communications                           1,150,079              13,041,896
Deutsche Telekom ADR                                664,922(c)           10,884,773
Embarq                                              417,097              19,716,175
FairPoint Communications                            219,311               1,581,232
Telefonos de Mexico ADR Series L                    440,782(c)           10,437,718
Telmex Internacional ADR                            440,782(b,c,e)        7,096,590
Telstra                                           2,483,425(c)           10,094,846
Verizon Communications                              967,410              34,246,314
Windstream                                          518,948               6,403,818
                                                                    ---------------
Total                                                                   178,710,951
-----------------------------------------------------------------------------------

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 14 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

ELECTRIC UTILITIES (2.8%)
American Electric Power                             192,925              $7,761,373
Duke Energy                                         711,701              12,369,364
Pinnacle West Capital                               216,672               6,666,997
Progress Energy                                     173,303               7,249,264
Southern                                            207,759               7,254,944
UIL Holdings                                        102,587               3,017,084
                                                                    ---------------
Total                                                                    44,319,026
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.6%)
Hubbell Cl B                                        244,696               9,756,030
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (3.7%)
Halliburton                                         398,655              21,156,621
Schlumberger                                        122,034              13,110,113
Transocean                                          158,043(b)           24,084,172
                                                                    ---------------
Total                                                                    58,350,906
-----------------------------------------------------------------------------------

FOOD PRODUCTS (2.6%)
B&G Foods Cl A                                      547,276               5,111,558
ConAgra Foods                                       425,287               8,199,533
Kraft Foods Cl A                                    450,401              12,813,908
Reddy Ice Holdings                                  699,425               9,568,134
Sara Lee                                            383,030               4,692,118
                                                                    ---------------
Total                                                                    40,385,251
-----------------------------------------------------------------------------------

GAS UTILITIES (1.0%)
Nicor                                               383,127              16,317,379
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.4%)
Carnival Unit                                       186,211               6,137,515
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.6%)
Newell Rubbermaid                                   231,747               3,891,032
Tupperware Brands                                   625,013              21,387,945
                                                                    ---------------
Total                                                                    25,278,977
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.1%)
General Electric                                    460,025              12,278,067
Tomkins                                           1,397,668(c)            4,204,074
                                                                    ---------------
Total                                                                    16,482,141
-----------------------------------------------------------------------------------

INSURANCE (1.8%)
Lincoln Natl                                        106,067               4,806,956
Marsh & McLennan Companies                          126,739               3,364,920
Montpelier Re Holdings                              551,052(c)            8,128,017
Unitrin                                              85,909               2,368,511
XL Capital Cl A                                     492,795(c)           10,131,866
                                                                    ---------------
Total                                                                    28,800,270
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

MACHINERY (0.8%)
Harsco                                              219,055             $11,918,783
-----------------------------------------------------------------------------------

MARINE (0.1%)
Aries Maritime Transport                            430,889(c)            2,089,812
-----------------------------------------------------------------------------------

MEDIA (2.0%)
CBS Cl B                                            245,909               4,792,766
Cinemark Holdings                                   184,788(e)            2,413,331
GateHouse Media                                     341,029(e)              838,931
Natl CineMedia                                      658,606               7,020,740
Regal Entertainment Group Cl A                    1,050,667              16,054,193
                                                                    ---------------
Total                                                                    31,119,961
-----------------------------------------------------------------------------------

METALS & MINING (3.1%)
Compass Minerals Intl                               339,902              27,382,505
Rio Tinto ADR                                        25,074(c)           12,411,630
Southern Copper                                      80,216(e)            8,553,432
                                                                    ---------------
Total                                                                    48,347,567
-----------------------------------------------------------------------------------

MULTI-UTILITIES (5.1%)
Ameren                                               95,832               4,046,985
CH Energy Group                                      78,833               2,804,090
Consolidated Edison                                 262,908              10,277,074
Dominion Resources                                  222,020              10,543,729
DTE Energy                                          181,293               7,694,075
Energy East                                         337,404               8,340,627
Natl Grid                                         1,239,269(c)           16,305,261
NiSource                                            286,363               5,131,625
NSTAR                                               124,358               4,205,788
Public Service Enterprise Group                     222,834              10,234,766
                                                                    ---------------
Total                                                                    79,584,020
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (15.0%)
Arlington Tankers                                   126,980(c,e)          2,948,476
BP ADR                                              796,268(c)           55,396,365
Chevron                                             785,419              77,858,585
Enbridge                                            736,990(c)           31,823,228
Enbridge Energy Management LLC                            1(b)                   27
Eni                                                 436,423(c)           16,284,363
Kinder Morgan Management LLC                              1(b)                   55
Royal Dutch Shell ADR                               277,278(c)           22,656,385
Ship Finance Intl                                   176,813(c)            5,221,288
Spectra Energy                                      355,848              10,227,072
TransCanada                                         256,021(c,e)          9,925,934
                                                                    ---------------
Total                                                                   232,341,778
-----------------------------------------------------------------------------------

                                             See accompanying Notes to Portfolio
of Investments.
--------------------------------------------------------------------------------

                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT  15

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

PAPER & FOREST PRODUCTS (1.1%)
Intl Paper                                          190,815              $4,445,990
MeadWestvaco                                        347,096               8,274,768
Stora Enso Series R                                 499,163(c)            4,683,855
                                                                    ---------------
Total                                                                    17,404,613
-----------------------------------------------------------------------------------

PHARMACEUTICALS (7.7%)
Biovail                                             611,722(c)            5,903,117
Bristol-Myers Squibb                                784,321              16,102,110
Eli Lilly & Co                                       89,331               4,123,519
Johnson & Johnson                                   290,687              18,702,802
Merck & Co                                          756,758              28,522,209
Pfizer                                            2,181,447              38,109,879
Schering-Plough                                      55,363               1,090,097
Wyeth                                               156,130               7,487,995
                                                                    ---------------
Total                                                                   120,041,728
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.6%)
Intel                                               440,139               9,454,186
Microchip Technology                                498,587              15,226,847
Taiwan Semiconductor Mfg ADR                      1,444,341(c)           15,757,760
                                                                    ---------------
Total                                                                    40,438,793
-----------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.4%)
Capitol Federal Financial                           102,958(e)            3,872,251
Fannie Mae                                          105,330               2,054,988
                                                                    ---------------
Total                                                                     5,927,239
-----------------------------------------------------------------------------------

TOBACCO (7.4%)
Altria Group                                        588,257              12,094,564
Lorillard                                           827,971(b)           57,262,475
Philip Morris Intl                                  580,155              28,653,855
Reynolds American                                   364,467              17,009,675
                                                                    ---------------
Total                                                                   115,020,569
-----------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.5%)
Babcock & Brown Air ADR                             754,331(c,e)          7,528,223
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.5%)
Vodafone Group ADR                                  262,798(c)            7,742,029
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $1,550,004,871)                                               $1,501,447,764
-----------------------------------------------------------------------------------

BONDS (2.1%)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                     VALUE(A)
BROKERAGE
Goldman Sachs Group
 13.00% Cv
  10-08-08                          13.00%      $25,000,000(d,g,h)        $22,141,250
Goldman Sachs Group
 25.00% Cv
  10-10-08                          25.00        17,000,000(d,g,h)         10,522,235
-------------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $42,000,000)                                                       $32,663,485
-------------------------------------------------------------------------------------

PREFERRED STOCKS (0.4%)
ISSUER                                            SHARES                   VALUE(A)
PHARMACEUTICALS (0.3%)
Schering-Plough
  6.00% Cv                                           20,400              $3,887,628
PROPERTY & CASUALTY (0.1%)
XL Capital
  7.00% Cv                                          255,800(c)            2,291,968
-----------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS
(Cost: $11,514,662)                                                      $6,179,596
-----------------------------------------------------------------------------------

MONEY MARKET FUND (2.7%)(f)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term
  Cash Fund, 2.57%                               41,669,170(i)          $41,669,170
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $41,669,170)                                                     $41,669,170
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,645,188,703)(j)                                            $1,581,960,015
===================================================================================

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 16 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT

NOTES TO PORTFOLIO OF INVESTMENTS
(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At June 30, 2008, the value of foreign securities represented 21.9% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the value of these securities amounted to $32,663,485 or 2.1% of net assets.

(e) At June 30, 2008, security was partially or fully on loan. See Note 5 to the financial statements.

(f) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 1.8% of net assets. See Note 5 to the financial statements. The Fund's cash equivalent position is 0.9% of net assets.

(g) This privately issued security is an aggregate mandatory exchangeable note whose investment results are designed to correspond generally to the performance of a specific basket of common stocks. Upon maturity, the security will be exchanged for either cash or at the option of the issuer, the issuer may deliver shares of the referenced securities.

(h)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at June 30, 2008, is as follows:

                                                  ACQUISITION
SECURITY                                             DATES               COST
---------------------------------------------------------------------------------
Goldman Sachs Group*
   13.00% Cv 2008                                  04-01-08           $25,000,000
Goldman Sachs Group*
   25.00% Cv 2008                                  04-01-08            17,000,000

     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(i) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at June 30, 2008.

(j) At June 30, 2008, the cost of securities for federal income tax purposes was $1,645,953,590 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                           $231,432,678
Unrealized depreciation                                           (295,426,253)
------------------------------------------------------------------------------
Net unrealized depreciation                                       $(63,993,575)
------------------------------------------------------------------------------

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------

                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT  17

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

 18 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT

FINANCIAL STATEMENTS -----------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2008

ASSETS
Investments in securities, at value
   Unaffiliated issuers* (identified cost $1,603,519,533)       $1,540,290,845
   Affiliated money market fund (identified cost
      $41,669,170)                                                  41,669,170
------------------------------------------------------------------------------
Total investments in securities (identified cost
   $1,645,188,703)                                               1,581,960,015
Capital shares receivable                                              636,075
Dividends and accrued interest receivable                            6,471,065
------------------------------------------------------------------------------
Total assets                                                     1,589,067,155
------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash                                              3
Capital shares payable                                               3,015,227
Payable upon return of securities loaned                            28,188,700
Accrued investment management services fees                             74,413
Accrued distribution fees                                              648,184
Accrued transfer agency fees                                            16,289
Accrued administrative services fees                                     6,984
Accrued plan administration services fees                                  416
Other accrued expenses                                                 215,058
------------------------------------------------------------------------------
Total liabilities                                                   32,165,274
------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $1,556,901,881
==============================================================================
REPRESENTED BY
Capital stock -- $.01 par value                                 $    2,018,047
Additional paid-in capital                                       1,949,686,625
Undistributed net investment income                                 12,449,075
Accumulated net realized gain (loss)                              (344,036,066)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies                                                      (63,215,800)
------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $1,556,901,881
==============================================================================
* Including securities on loan, at value                        $   27,179,085
------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT  19

JUNE 30, 2008

                                                           SHARES          NET ASSET VALUE
                                      NET ASSETS         OUTSTANDING          PER SHARE

NET ASSET VALUE PER SHARE
Class A                             $1,166,836,238       151,153,162       $         7.72(1)
Class B                             $  171,162,689        22,320,646       $         7.67
Class C                             $   21,336,365         2,787,614       $         7.65
Class I                             $  196,677,710        25,428,411       $         7.73
Class R4                            $      884,486           114,314       $         7.74
Class W                             $        4,393               568       $         7.73
------------------------------------------------------------------------------------------

(1) The maximum offering price per share for Class A is $8.19. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 20 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 2008

INVESTMENT INCOME
Income:
Dividends                                                       $  78,655,412
Interest                                                            5,480,191
Income distributions from affiliated money market fund              1,209,506
Fee income from securities lending                                    545,996
   Less foreign taxes withheld                                     (1,574,990)
-----------------------------------------------------------------------------
Total income                                                       84,316,115
-----------------------------------------------------------------------------
Expenses:
Investment management services fees                                12,015,660
Distribution fees
   Class A                                                          3,563,045
   Class B                                                          2,220,149
   Class C                                                            257,746
   Class W                                                                 13
Transfer agency fees
   Class A                                                          2,049,714
   Class B                                                            341,253
   Class C                                                             38,312
   Class R4                                                               568
   Class W                                                                 11
Administrative services fees                                        1,033,158
Plan administration services fees -- Class R4                           2,840
Compensation of board members                                          37,820
Custodian fees                                                        172,378
Printing and postage                                                  269,700
Registration fees                                                      81,150
Professional fees                                                      61,167
Other                                                                  66,750
-----------------------------------------------------------------------------
Total expenses                                                     22,211,434
      Expenses waived/reimbursed by the Investment Manager
         and its affiliates                                            (2,957)
      Earnings and bank fee credits on cash balances                  (59,667)
-----------------------------------------------------------------------------
Total net expenses                                                 22,148,810
-----------------------------------------------------------------------------
Investment income (loss) -- net                                    62,167,305
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT  21

YEAR ENDED JUNE 30, 2008

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions                                              $ 57,838,140
   Foreign currency transactions                                           241,375
   Futures contracts                                                    (1,859,734)
----------------------------------------------------------------------------------
Net realized gain (loss) on investments                                 56,219,781
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign
   currencies                                                         (471,877,412)
----------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                 (415,657,631)
----------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       $(353,490,326)
==================================================================================

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 22 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED JUNE 30,                                         2008              2007
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                        $   62,167,305    $   49,502,404
Net realized gain (loss) on investments                    56,219,781        58,260,614
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                     (471,877,412)      264,722,828
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                            (353,490,326)      372,485,846
---------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                             (42,059,205)      (33,311,055)
      Class B                                              (4,705,394)       (5,449,259)
      Class C                                                (577,096)         (414,008)
      Class I                                              (8,053,021)       (5,522,045)
      Class R4                                                (37,117)          (35,161)
      Class W                                                    (149)             (107)
---------------------------------------------------------------------------------------
Total distributions                                       (55,431,982)      (44,731,635)
---------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
   Class A shares                                         333,666,137       481,210,177
   Class B shares                                          30,861,475        68,992,607
   Class C shares                                           6,798,093        10,520,148
   Class I shares                                          55,427,460       168,025,146
   Class R4 shares                                            308,726           444,187
   Class W shares                                                  --             5,000
Reinvestment of distributions at net asset value
   Class A shares                                          39,955,948        31,486,764
   Class B shares                                           4,536,786         5,250,958
   Class C shares                                             525,590           382,217
   Class I shares                                           8,052,561         5,521,621
   Class R4 shares                                             37,117            35,161
Payments for redemptions
   Class A shares                                        (353,444,406)     (204,331,194)
   Class B shares                                        (122,803,455)      (99,829,524)
   Class C shares                                          (6,247,970)       (3,444,796)
   Class I shares                                         (56,505,344)       (9,363,966)
   Class R4 shares                                           (550,381)         (294,026)
---------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                           (59,381,663)      454,610,480
---------------------------------------------------------------------------------------
Total increase (decrease) in net assets                  (468,303,971)      782,364,691
Net assets at beginning of year                         2,025,205,852     1,242,841,161
---------------------------------------------------------------------------------------
Net assets at end of year                              $1,556,901,881    $2,025,205,852
=======================================================================================
Undistributed net investment income                    $   12,449,075    $    5,463,699
---------------------------------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT  23

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Dividend Opportunity Fund (the Fund) is a series of RiverSource Sector Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Sector Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in dividend-paying common and preferred stocks.

The Fund offers Class A, Class B, Class C, Class I, Class R4 and Class W shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

- Class W shares are sold without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

At June 30, 2008, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and the RiverSource affiliated funds-of-funds owned 100% of Class I shares and the Investment Manager owned 100% of Class W shares.

Effective Aug. 1, 2008, the Fund offers additional classes of shares, Class R2, Class R3 and Class R5, to certain institutional investors. These shares are sold without a front-end sales charge or CDSC.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

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 24 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES

At June 30, 2008, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. Prior to July 12, 2007, the Fund limited the percent held in securities and other instruments that were illiquid to 10% of the Fund's net assets. The aggregate value of such securities at June 30, 2008 was $32,663,485 representing 2.10% of net assets. These securities may be valued at fair value according to procedures approved, in good faith, by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

--------------------------------------------------------------------------------

                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT  25

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At June 30, 2008, and for the year then ended, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At June 30, 2008, the Fund had no outstanding futures contracts.

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 26 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations. At June 30, 2008, the Fund had no outstanding forward foreign currency contracts.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. Management of the Fund has concluded that there are no significant uncertain tax positions that

--------------------------------------------------------------------------------

                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT 27 would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts, investments in partnerships and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $250,053 and accumulated net realized loss has been increased by $250,053.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED JUNE 30,                                  2008           2007*
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income.........................    $42,059,205    $33,311,055
      Long-term capital gain..................             --             --
CLASS B
Distributions paid from:
      Ordinary income.........................      4,705,394      5,449,259
      Long-term capital gain..................             --             --
CLASS C
Distributions paid from:
      Ordinary income.........................        577,096        414,008
      Long-term capital gain..................             --             --
CLASS I
Distributions paid from:
      Ordinary income.........................      8,053,021      5,522,045
      Long-term capital gain..................             --             --
CLASS R4
Distributions paid from:
      Ordinary income.........................         37,117         35,161
      Long-term capital gain..................             --             --
CLASS W
Distributions paid from:
      Ordinary income.........................            149            107
      Long-term capital gain..................             --             --

* Class W is for the period from Dec. 1, 2006 (inception date) to June 30, 2007.

--------------------------------------------------------------------------------

 28 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT

At June 30, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income............................    $  13,126,774
Undistributed accumulated long-term gain.................    $          --
Accumulated realized loss................................    $(343,927,468)
Unrealized appreciation (depreciation)...................    $ (64,002,097)

RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging
Activities -- an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after Nov. 15, 2008. As of June 30, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

On Sept. 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. The application of SFAS 157 will be effective for the Fund's fiscal year beginning July 1, 2008. The adoption of SFAS 157 is not anticipated to have a material impact on the Fund's financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income,

--------------------------------------------------------------------------------

                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT 29 including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.61% to 0.375% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Equity Income Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the management fee by $916,530 for the year ended June 30, 2008. The management fee for the year ended June 30, 2008 was 0.63% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

ADMINISTRATIVE SERVICES FEES

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. The fee for the year ended June 30, 2008 was 0.05% of the Fund's average daily net assets.

OTHER FEES

Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended June 30, 2008, other expenses paid to this company were $8,823.

COMPENSATION OF BOARD MEMBERS

Compensation of board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market

--------------------------------------------------------------------------------

 30 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES

The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Prior to Oct. 1, 2007, Ameriprise Financial Services, Inc. also served as a principal underwriter and distributor to the Fund. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

SALES CHARGES

Sales charges received by the Distributor for distributing Fund shares were $1,510,259 for Class A, $130,130 for Class B and $8,141 for Class C for the year ended June 30, 2008.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES

For the year ended June 30, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class R4....................................................    0.76%

The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class R4....................................................    $117

--------------------------------------------------------------------------------

                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT  31

The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R4....................................................    $2,840

Under an agreement, which was effective until June 30, 2008, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, would not exceed the following percentage of the Fund's average daily net assets:

Class R4....................................................    0.96%

Effective July 1, 2008, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until June 30, 2009, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the Fund's average daily net assets:

Class A.....................................................    1.06%
Class B.....................................................    1.82
Class C.....................................................    1.82
Class I.....................................................    0.70
Class R4....................................................    0.96
Class W.....................................................    1.15

* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

EARNINGS AND BANK FEE CREDITS

During the year ended June 30, 2008, the Fund's custodian and transfer agency fees were reduced by $59,667 as a result of earnings and bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $369,186,506 and $401,148,727 respectively, for the year ended June 30, 2008. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------

 32 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                 YEAR ENDED JUNE 30, 2008
                                            ISSUED FOR
                                            REINVESTED                             NET
                                SOLD       DISTRIBUTIONS     REDEEMED      INCREASE (DECREASE)
----------------------------------------------------------------------------------------------
Class A                      36,055,477      4,660,694      (40,059,510)          656,661
Class B                       3,418,567        533,508      (13,264,038)       (9,311,963)
Class C                         748,301         61,937         (720,206)           90,032
Class I                       5,941,045        935,656       (6,461,387)          415,314
Class R4                         34,110          4,320          (61,365)          (22,935)
----------------------------------------------------------------------------------------------

                                                 YEAR ENDED JUNE 30, 2007
                                            ISSUED FOR
                                            REINVESTED                             NET
                                SOLD       DISTRIBUTIONS     REDEEMED      INCREASE (DECREASE)
----------------------------------------------------------------------------------------------
Class A                      54,219,265      3,497,308      (23,007,012)       34,709,561
Class B                       7,770,738        589,257      (12,013,076)       (3,653,081)
Class C                       1,171,837         42,724         (391,943)          822,618
Class I                      19,633,199        608,792       (1,075,764)       19,166,227
Class R4                         51,172          3,908          (33,039)           22,041
Class W*                            568             --               --               568
----------------------------------------------------------------------------------------------

* For the period from Dec. 1, 2006 (inception date) to June 30, 2007.

5. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the Investment Management Services Agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At June 30, 2008, securities valued at $27,179,085 were on loan to brokers. For collateral, the Fund received $28,188,700 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high grade debt obligations, which are included in the Portfolio of Investments. Income from securities lending amounted to $545,996 for the year ended June 30, 2008. Expenses paid to the Investment Manager as securities

--------------------------------------------------------------------------------

                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT 33 lending agent were $15,422 for the year ended June 30, 2008, which are included in other expenses on the Statement of Operations. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $767,785,887 and $819,964,503, respectively, for the year ended June 30, 2008. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found on the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at June 30, 2008, can be found in the Portfolio of Investments.

7. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 18, 2007, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Under the prior credit facility, a Fund paid interest on its outstanding borrowings at a rate equal to either the higher of the federal funds effective rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. The Fund had no borrowings during the year ended June 30, 2008.

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $343,927,468 at June 30, 2008, that if not offset by capital gains will expire in 2011. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------

 34 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/ Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K

--------------------------------------------------------------------------------

                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT 35 and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

 36 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JUNE 30,               2008           2007           2006           2005           2004
Net asset value, beginning of period      $9.65          $7.83          $7.30          $6.39          $6.23
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .30(b)         .26            .25            .22            .21
Net gains (losses) (both realized and
 unrealized)                              (1.96)          1.81            .50            .91            .15
-----------------------------------------------------------------------------------------------------------
Total from investment operations          (1.66)          2.07            .75           1.13            .36
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.27)          (.25)          (.22)          (.22)          (.20)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $7.72          $9.65          $7.83          $7.30          $6.39
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                               $1,167         $1,453           $907           $808           $700
-----------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                     1.11%          1.15%          1.16%          1.12%          1.02%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              3.31%          3.15%          3.27%          3.20%          3.30%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     20%            17%            19%            24%           118%
-----------------------------------------------------------------------------------------------------------
Total return(e)                         (17.46%)        26.66%         10.34%         17.79%          5.87%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended June 30, 2008 were less than 0.01% of average net assets.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT  37

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JUNE 30,            2008              2007           2006           2005           2004
Net asset value, beginning of period      $9.59          $7.78          $7.25          $6.35          $6.19
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .22(b)         .19            .19            .17            .16
Net gains (losses) (both realized and
 unrealized)                              (1.94)          1.80            .50            .89            .15
-----------------------------------------------------------------------------------------------------------
Total from investment operations          (1.72)          1.99            .69           1.06            .31
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.20)          (.18)          (.16)          (.16)          (.15)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $7.67          $9.59          $7.78          $7.25          $6.35
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $171           $303           $275           $297           $301
-----------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                     1.87%          1.91%          1.93%          1.88%          1.79%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              2.48%          2.38%          2.50%          2.41%          2.53%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     20%            17%            19%            24%           118%
-----------------------------------------------------------------------------------------------------------
Total return(e)                         (18.15%)        25.76%          9.55%         16.84%          5.08%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended June 30, 2008 were less than 0.01% of average net assets.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 38 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JUNE 30,            2008              2007           2006           2005           2004
Net asset value, beginning of period      $9.57          $7.77          $7.25          $6.35          $6.19
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .23(b)         .19            .18            .17            .16
Net gains (losses) (both realized and
 unrealized)                              (1.95)          1.79            .50            .89            .15
-----------------------------------------------------------------------------------------------------------
Total from investment operations          (1.72)          1.98            .68           1.06            .31
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.20)          (.18)          (.16)          (.16)          (.15)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $7.65          $9.57          $7.77          $7.25          $6.35
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $21            $26            $15            $12            $10
-----------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                     1.87%          1.91%          1.92%          1.89%          1.79%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              2.56%          2.40%          2.50%          2.43%          2.54%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     20%            17%            19%            24%           118%
-----------------------------------------------------------------------------------------------------------
Total return(e)                         (18.15%)        25.74%          9.47%         16.86%          5.11%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended June 30, 2008 were less than 0.01% of average net assets.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT  39

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JUNE 30,            2008              2007           2006           2005        2004(B)
Net asset value, beginning of period      $9.67          $7.85          $7.32          $6.41          $6.64
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .33(c)         .30            .27            .25            .13
Net gains (losses) (both realized and
 unrealized)                              (1.97)          1.80            .51            .91           (.24)
-----------------------------------------------------------------------------------------------------------
Total from investment operations          (1.64)          2.10            .78           1.16           (.11)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.30)          (.28)          (.25)          (.25)          (.12)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $7.73          $9.67          $7.85          $7.32          $6.41
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $197           $242            $46            $--            $--
-----------------------------------------------------------------------------------------------------------
Total expenses(d),(e)                      .72%           .76%           .78%           .70%           .60%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              3.70%          3.58%          3.52%          3.61%          3.81%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     20%            17%            19%            24%           118%
-----------------------------------------------------------------------------------------------------------
Total return                            (17.19%)        27.07%         10.78%         18.24%         (1.84%)(g)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to June 30, 2004.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended June 30, 2008 were less than 0.01% of average net assets.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g)  Not annualized.

--------------------------------------------------------------------------------

 40 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT

CLASS R4

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JUNE 30,            2008              2007           2006           2005           2004
Net asset value, beginning of period      $9.67          $7.85          $7.32          $6.41          $6.23
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .33(b)         .27            .26            .23            .22
Net gains (losses) (both realized and
 unrealized)                              (1.95)          1.81            .50            .91            .17
-----------------------------------------------------------------------------------------------------------
Total from investment operations          (1.62)          2.08            .76           1.14            .39
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.31)          (.26)          (.23)          (.23)          (.21)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $7.74          $9.67          $7.85          $7.32          $6.41
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $1             $1             $1            $--            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              1.02%          1.03%           .99%           .94%           .84%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)           .76%          1.02%           .99%           .94%           .84%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              3.62%          3.29%          3.37%          3.37%          3.32%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     20%            17%            19%            24%           118%
-----------------------------------------------------------------------------------------------------------
Total return                            (17.00%)        26.75%         10.56%         17.93%          6.35%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended June 30, 2008 were less than 0.01% of average net assets.

--------------------------------------------------------------------------------

                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT  41

CLASS W

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JUNE 30,            2008           2007(B)
Net asset value, beginning of period      $9.67          $8.80
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .29(c)         .25
Net gains (losses) (both realized and
 unrealized)                              (1.97)           .81
-----------------------------------------------------------------------------------------------------------
Total from investment operations          (1.68)          1.06
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.26)          (.19)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $7.73          $9.67
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--
-----------------------------------------------------------------------------------------------------------
Total expenses(d),(e)                     1.16%          1.19%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              3.27%          2.97%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     20%            17%
-----------------------------------------------------------------------------------------------------------
Total return                            (17.58%)        12.15%(g)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 1, 2006 (inception date) to June 30, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended June 30, 2008 were less than 0.01% of average net assets.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g)  Not annualized.

--------------------------------------------------------------------------------

 42 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE DIVIDEND OPPORTUNITY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Dividend Opportunity Fund (the
Fund) (one of the portfolios constituting the RiverSource Sector Series, Inc.) as of June 30, 2008, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the periods presented through June 30, 2007, were audited by other auditors whose report dated August 21, 2007, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

--------------------------------------------------------------------------------

                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT  43

In our opinion, the 2008 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Dividend Opportunity Fund of the RiverSource Sector Series, Inc. at June 30, 2008, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Minneapolis, Minnesota
August 20, 2008

--------------------------------------------------------------------------------

 44 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended June 30, 2008

CLASS A

INCOME DISTRIBUTIONS - the Fund designates the following
tax attributes for distributions:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
Sept. 24, 2007..............................................        $0.06434
Dec. 17, 2007...............................................        $0.06310
March 27, 2008..............................................        $0.06718
June 26, 2008...............................................        $0.07343
Total distributions.........................................        $0.26805

CLASS B

INCOME DISTRIBUTIONS - the Fund designates the following
tax attributes for distributions:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
Sept. 24, 2007..............................................        $0.04132
Dec. 17, 2007...............................................        $0.04986
March 27, 2008..............................................        $0.04854
June 26, 2008...............................................        $0.05707
Total distributions.........................................        $0.19679

--------------------------------------------------------------------------------

                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT  45

CLASS C

INCOME DISTRIBUTIONS - the Fund designates the following
tax attributes for distributions:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
Sept. 24, 2007..............................................        $0.04730
Dec. 17, 2007...............................................        $0.04715
March 27, 2008..............................................        $0.04905
June 26, 2008...............................................        $0.05736
Total distributions.........................................        $0.20086

CLASS I

INCOME DISTRIBUTIONS - the Fund designates the following
tax attributes for distributions:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
Sept. 24, 2007..............................................        $0.07334
Dec. 17, 2007...............................................        $0.07145
March 27, 2008..............................................        $0.07688
June 26, 2008...............................................        $0.08215
Total distributions.........................................        $0.30382

CLASS R4

INCOME DISTRIBUTIONS - the Fund designates the following
tax attributes for distributions:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
Sept. 24, 2007..............................................        $0.06546
Dec. 17, 2007...............................................        $0.08448
March 27, 2008..............................................        $0.07602
June 26, 2008...............................................        $0.08601
Total distributions.........................................        $0.31197

--------------------------------------------------------------------------------

 46 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT

CLASS W

INCOME DISTRIBUTIONS - the Fund designates the following
tax attributes for distributions:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
Sept. 24, 2007..............................................        $0.06236
Dec. 17, 2007...............................................        $0.06135
March 27, 2008..............................................        $0.06606
June 26, 2008...............................................        $0.07263
Total distributions.........................................        $0.26240

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

--------------------------------------------------------------------------------

                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT  47

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 104 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme     None
901 S. Marquette Ave.    since 2006         Court, 1998-2006; Attorney
Minneapolis, MN 55402
Age 54
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,            None
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 73
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners   None
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 53
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and   None
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 57                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant              None
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 73
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 69                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 48 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           None
901 S. Marquette Ave.    since 2004         Management, Inc. (private real
Minneapolis, MN 55402                       estate and asset management
Age 55                                      company)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer and          Idera
901 S. Marquette Ave.    since 2002         Director, RiboNovix, Inc. since      Pharmaceutical, Inc.
Minneapolis, MN 55402                       2003 (biotechnology); former         (biotechnology);
Age 64                                      President, Forester Biotech          Healthways, Inc.
                                                                                 (health management
                                                                                 programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management   None
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 47                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; Director, President, and
                                            Chief Executive Officer, Ameriprise
                                            Certificate Company since 2006;
                                            Chairman of the Board, Chief
                                            Executive Officer and President,
                                            RiverSource Distributors, Inc.
                                            since 2006; Senior Vice
                                            President -- Chief Investment
                                            Officer, Ameriprise Financial, Inc.
                                            and Chairman of the Board and Chief
                                            Investment Officer, RiverSource
                                            Investments, LLC, 2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT  49

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Director and Senior Vice President, Asset
172 Ameriprise           2006               Management, Products and Marketing,
Financial Center                            RiverSource Investments, LLC since 2006;
Minneapolis, MN 55474                       Director and Vice President -- Asset
Age 42                                      Management, Products and Marketing,
                                            RiverSource Distributors, Inc. since 2006;
                                            Managing Director and Global Head of Product,
                                            Morgan Stanley Investment Management,
                                            2004-2006; President, Touchstone Investments,
                                            2002-2004
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 44                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 42                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Chief
Financial Center                            Financial Officer, RiverSource Distributors,
Minneapolis, MN 55474                       Inc. since 2006
Age 53
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Chief Counsel, RiverSource Distributors,
Minneapolis, MN 55474    since 2006         Inc. since 2006; Vice President, General
Age 49                                      Counsel and Secretary, Ameriprise Certificate
                                            Company since 2005; Vice President -- Asset
                                            Management Compliance, Ameriprise Financial,
                                            Inc., 2004-2005; Senior Vice President and
                                            Chief Compliance Officer, USBancorp Asset
                                            Management, 2002-2004
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 47                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 50 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 44                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT  51

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource Investments provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds").

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2008, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the IMS Agreement. At the April 9-10, 2008 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource Investments: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, particularly in the areas of trading systems, new product initiatives, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource Investments). The Board concluded that the services being performed under the

--------------------------------------------------------------------------------

 52 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

IMS Agreement were of a reasonably high quality, particularly in light of recent market conditions.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2007. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board observed that the Fund's expense ratio (after considering proposed expense caps/waivers) approximated the peer group's median expense ratio. The Board also considered the Fund's performance incentive adjustment and noted its continued appropriateness. Based on its review,

--------------------------------------------------------------------------------

                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT  53

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------

the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 10, 2008, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

PROXY
VOTING ----------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

 54 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2008 ANNUAL REPORT

     RIVERSOURCE DIVIDEND OPPORTUNITY FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                        This report must be accompanied or preceded by
                                        the Fund's current prospectus. RiverSource(R)
                                        mutual funds are distributed by RiverSource
                                        Distributors, Inc., Member FINRA, and managed by
                                        RiverSource Investments, LLC. These companies are
                                        part of Ameriprise Financial, Inc.
       (RIVERSOURCE INVESTMENTS LOGO)   (C) 2008 RiverSource Distributors, Inc.                             S-6341 AD (8/08)

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE

REAL ESTATE FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
JUNE 30, 2008
(Prospectus also enclosed)


RIVERSOURCE REAL ESTATE FUND SEEKS
TO PROVIDE SHAREHOLDERS WITH TOTAL
RETURN FROM BOTH CURRENT INCOME
AND CAPITAL APPRECIATION.

This annual report includes a prospectus that
describes in detail the Fund's objective, investment
strategy, risks, sales charges, fees and other
matters of interest. Please read the prospectus
carefully before you invest or send money.               (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------

Your Fund at a Glance...............      2

Manager Commentary..................      5

The Fund's Long-term Performance ...     12

Fund Expenses Example...............     14

Portfolio of Investments............     16

Financial Statements................     18

Notes to Financial Statements.......     23

Report of Independent Registered
   Public Accounting Firm...........     41

Federal Income Tax Information......     43

Board Members and Officers..........     44

Approval of Investment Management
   Services Agreement...............     48

Proxy Voting........................     50

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.

--------------------------------------------------------------------------------

                           RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Real Estate Fund (the Fund) Class A shares declined 14.32%
  (excluding sales charge) for the 12 months ended June 30, 2008.

> The Fund outperformed its benchmark, the Dow Jones Wilshire Real Estate
  Securities Index (Float-Weighted), which fell 15.42% during the same annual period.

> The Lipper Real Estate Funds Index, representing the Fund's peer group, decreased 11.55% during the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended June 30, 2008)
--------------------------------------------------------------------------------

                                                                  Since
                                           1 year    3 years    inception
------------------------------------------------------------------------------
RiverSource Real Estate Fund Class A
  (excluding sales charge)                 -14.32%   +5.33%      +10.68%
------------------------------------------------------------------------------
Dow Jones Wilshire Real Estate
  Securities
  Index (Float-Weighted) (unmanaged)       -15.42%   +4.82%      +10.88%
------------------------------------------------------------------------------
Lipper Real Estate Funds Index             -11.55%   +5.72%      +10.90%
------------------------------------------------------------------------------

(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------

 2 RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

STYLE MATRIX
----------------------------------------


          STYLE
VALUE    BLEND    GROWTH
   X                       LARGE
   X                       MEDIUM        SIZE
   X                       SMALL

Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

ANNUAL OPERATING EXPENSE RATIO
(as of the current prospectus)
----------------------------------------

                                        Net
                         Total      expenses(a)
----------------------------------------------------
Class A                  1.45%         1.37%
----------------------------------------------------
Class B                  2.21%         2.14%
----------------------------------------------------
Class C                  2.21%         2.13%
----------------------------------------------------
Class I                  0.91%         0.91%
----------------------------------------------------
Class R4                 1.21%         1.21%
----------------------------------------------------
Class W                  1.35%         1.35%
----------------------------------------------------

(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until June 30, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that decreased the fee by 0.09% for the year ended June 30, 2008), will not exceed 1.46% for Class A, 2.23% for Class B, 2.22% for Class C, 1.01% for Class I, 1.31% for Class R4 and 1.46% for Class W.

--------------------------------------------------------------------------------

                           RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT JUNE 30, 2008
                                                            SINCE
Without sales charge                 1 YEAR    3 YEARS    INCEPTION
 Class A (inception 3/4/04)          -14.32%    +5.33%     +10.68%
------------------------------------------------------------------------
 Class B (inception 3/4/04)          -14.92%    +4.55%      +9.84%
------------------------------------------------------------------------
 Class C (inception 3/4/04)          -14.96%    +4.55%      +9.84%
------------------------------------------------------------------------
 Class I (inception 3/4/04)          -13.90%    +5.83%     +11.13%
------------------------------------------------------------------------
 Class R4 (inception 3/4/04)         -13.74%    +5.69%     +11.00%
------------------------------------------------------------------------
 Class W (inception 12/1/06)         -14.30%      N/A      -13.92%
------------------------------------------------------------------------

WITH SALES CHARGE
 Class A (inception 3/4/04)          -19.27%    +3.27%      +9.18%
------------------------------------------------------------------------
 Class B (inception 3/4/04)          -18.53%    +3.50%      +9.50%
------------------------------------------------------------------------
 Class C (inception 3/4/04)          -15.68%    +4.55%      +9.84%
------------------------------------------------------------------------

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R4 and Class W shares. Class I and Class R4 are available to institutional investors only. Class W shares are offered through qualifying discretionary accounts.

--------------------------------------------------------------------------------

 4 RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

At June 30, 2008, approximately 53% of the Fund's total outstanding shares were owned in aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible RiverSource Real Estate Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 32, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Real Estate Fund may experience increased expenses as it buys and sells securities to manage transactions for affiliated funds-of-funds. For more information on the Fund's expenses, see the discussions beginning on pages 14 and 29.

Dear Shareholders:

RiverSource Real Estate Fund (the Fund) Class A shares declined 14.32% (excluding sales charge) for the 12 months ended June 30, 2008. The Fund outperformed its benchmark, the Dow Jones Wilshire Real Estate Securities Index (Float-Weighted) (Wilshire Index), which fell 15.42% during the same time period. The Lipper Real Estate Funds Index, representing the Fund's peer group, decreased 11.55% during the same time frame.

SECTOR DIVERSIFICATION (at June 30, 2008; % of portfolio assets)
-----------------------------------------------------------------

Apartments                                          15.2%
--------------------------------------------------------------
Diversified Properties                               8.4%
--------------------------------------------------------------
Health Care                                          8.3%
--------------------------------------------------------------
Homebuilders                                         0.3%
--------------------------------------------------------------
Hotels                                               7.0%
--------------------------------------------------------------
Industrial                                           8.8%
--------------------------------------------------------------
Manufactured Homes                                   0.8%
--------------------------------------------------------------
Office Property                                     20.1%
--------------------------------------------------------------
Regional Malls                                      15.5%
--------------------------------------------------------------
Shopping Centers                                     9.4%
--------------------------------------------------------------
Storage                                              3.8%
--------------------------------------------------------------
Other(1)                                             2.4%
--------------------------------------------------------------

(1) Cash & Cash Equivalents.

--------------------------------------------------------------------------------

                           RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------

SIGNIFICANT PERFORMANCE FACTORS
The fiscal year started off well for real estate investments, as HILTON HOTELS announced during the first week of July that it would be acquired by the BLACKSTONE GROUP in an all-cash transaction valued at approximately $26 billion. However, following that deal, real estate equities were hit hard, along with the broader financials sector, by a confluence of headwinds led by a collapse of the mortgage market, a liquidity crunch and fears concerning an economic recession. As the year progressed, sales of new and existing homes showed no signs of stabilizing. Home values continued to fall. Profits from real estate narrowed. Consumer sentiment slumped, and employment data softened.

The weakness in real estate investment trusts (REITs) during the annual period came despite a decline in the ten-year Treasury yield, which fell from 5.03% at the end of June 2007 to 3.99% on June 30, 2008. While interest rates moved lower, the credit crisis that evolved during the period significantly limited the availability of credit to finance real estate deals. This, in turn, led to the demise of the merger and acquisition and property sales boom that had pushed real estate values higher during the prior fiscal year.

On the positive side, it is important to note that while underlying real estate fundamentals showed some signs of softening in select subsectors, they remained relatively strong in others. Hotels, for example, struggled due to the inherent nature of their short-term (nightly) leases and due to oversupply and declining demand. Offices, on the other hand, held up

TOP TEN HOLDINGS (at June 30, 2008; % of portfolio assets)
-----------------------------------------------------------------

Simon Property Group*                                7.8%
--------------------------------------------------------------
ProLogis*                                            5.2%
--------------------------------------------------------------
Vornado Realty Trust*                                5.1%
--------------------------------------------------------------
Boston Properties*                                   4.6%
--------------------------------------------------------------
Equity Residential*                                  3.9%
--------------------------------------------------------------
General Growth Properties*                           3.4%
--------------------------------------------------------------
Public Storage*                                      3.1%
--------------------------------------------------------------
AvalonBay Communities*                               3.1%
--------------------------------------------------------------
Kimco Realty*                                        2.9%
--------------------------------------------------------------
Alexandria Real Estate Equities*                     2.9%
--------------------------------------------------------------

*Real Estate Investment Trust

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

--------------------------------------------------------------------------------

 6 RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

fairly well, given the multi-year long-term leases they enjoy. Most of the decline in REIT stocks during the period was driven by the normalization of premium valuations in the sector and concerns about reduced credit availability. Indeed, by the end of the annual period, valuations of U.S. real estate stocks had reached more attractive levels than had been seen for some time. Also, dividend yields for most REITs continued to grow by virtue of both the actual dividend amount going up and as a percentage given share price declines. Overbuilding, which was a characteristic of some previous real estate downturns, was not a factor in the market. Occupancies overall remained solid.

Against this challenging backdrop, the Fund outperformed the Wilshire Index due to a combination of sector allocation decisions and individual stock selection. The Fund's results benefited most during the annual period from stock selection within the regional malls, office and apartment REIT subsectors. Having a significant exposure to the strongly-performing office subsector and only a modest allocation to the weaker apartment subsector also helped. HILTON HOTELS, SENIOR HOUSING PROPERTIES TRUST AND LIBERTY PROPERTY TRUST were among the strongest positive individual stock contributors to Fund performance. HILTON HOTELS saw its shares advance after announcing its acquisition by BLACKSTONE GROUP, as discussed above. The acquisition was completed on October 24, 2007 and Hilton's ticker was delisted at the close of market that day. SENIOR HOUSING PROPERTIES TRUST is a health care REIT, which benefited both from being added to the Wilshire Index during the period, along with the health care subsector as a whole, and from relative strength in the underlying health care subsector. The health care subsector is widely considered a comparatively defensive REIT subsector and therefore less economically sensitive. LIBERTY PROPERTY TRUST is an office and industrial REIT. We established a position at attractive levels in early 2008; the REIT performed well during the next six months. Also, a basket of names the Fund held in the regional malls subsector performed well, led by a sizable position in SIMON PROPERTY GROUP, the largest REIT in the United States.

Detracting from the Fund's performance most was stock selection in the health care and diversified REIT subsectors. To a lesser degree, having only a modest exposure to the storage subsector also hurt, as this subsector performed well. From an individual stock perspective, holdings in commercial and residential real estate development company FOREST CITY

--------------------------------------------------------------------------------

                           RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------

ENTERPRISES, hotel operating company STARWOOD HOTELS & RESORTS WORLDWIDE and commercial real estate broker HFF hurt the Fund's performance during the annual period. Shares of FOREST CITY ENTERPRISES fell, as investors grew concerned with its seeming overdevelopment. STARWOOD HOTELS & RESORTS WORLDWIDE struggled, as concerns increased regarding a consumer spending slowdown and the significant amount of new capacity that had been recently introduced to the market. HFF is a small mortgage broker, which saw its earnings decline as transaction volume dropped.

Detracting from the Fund's results relative to its Lipper peer group was the Fund's inherent emphasis on U.S. real estate companies, especially during the first half of the fiscal year when international real estate investments outperformed domestic real estate companies.

CHANGES TO THE FUND'S PORTFOLIO
Given weakness in the real estate market, tightening credit conditions and increasing investor fears regarding the potential direction of the economy, we continued to seek to upgrade the quality of the portfolio overall. We reduced positions where we felt discomfort based on stock-specific or event-specific concerns and increased holdings in higher quality companies with strong balance sheets, including low leverage, superior management teams and a sustainable competitive advantage. We also, of course, made adjustments based on relative valuation analysis and shifts in market conditions.

We increased the Fund's exposure to the office property subsector, given its attractive long-term leases. We added to the Fund's position in hotels, seeking to take advantage of market weakness. We reduced the Fund's allocation to regional malls, given concerns about consumer spending. We also decreased the Fund's exposure to industrial REITs based on prospects for a global economic slowdown. We reduced the Fund's allocation to storage REITs as well, taking profits following strong performance from this subsector.

--------------------------------------------------------------------------------

 8 RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

We do believe that given the earnings and other characteristics of real estate investment trusts, investors will once again unbundle their view of these trusts from that of the broader financials sector.

At the end of the period, the Fund had significant exposure to the office and hotel subsectors and more modest allocations to the diversified properties, health care, industrials, regional malls, shopping center, and storage subsectors. As of June 30, 2008, the Fund was virtually equally weighted to the Wilshire Index in the apartment and manufactured home subsectors.

OUR FUTURE STRATEGY

At the end of the annual period, merger and acquisition activity and property sales activity had slowed to a significantly reduced level given credit market conditions, offering little clarity on the current market value of real estate assets. Still, we felt the REIT price decline had already priced in most underlying value declines by the end of June.
Further, since many REITs were active sellers of assets during the peak of the market, they remained well positioned with capital to take advantage of any opportunities in the property market created by issues with more highly leveraged buyers. Similarly, because REITs are generally less leveraged than other buyers, they have been among banks' better borrowers and thus are anticipated to have more access to capital when attractive opportunities do arise. Another reason for optimism over the longer term is that because development financing had virtually dried up during the annual period, there is no built up overhang of supply to contend with when the economy does eventually recover. All told, the decline in real estate over the annual period appears to be setting the stage for a buying opportunity, though the catalyst for such an opportunity in the near term has yet to be seen.

We do believe that given the earnings and other characteristics of real estate investment trusts, investors will once again unbundle their view of these trusts from that of the broader financials sector.

--------------------------------------------------------------------------------

                           RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------

Given this view, we intend over the months ahead to seek to take advantage of stock-specific buying opportunities created by recent market weakness. We intend to look for select real estate companies and REITs where we believe valuation declines have been overdone or where a sustainable competitive advantage positions such companies to take advantage of current market conditions. Our goal, as always, will be to use in-depth, bottom-up analysis of real estate fundamentals and market performance across the United States to find undervalued companies with solid dividend-paying ability and attractive long-term growth potential. Our focus will be on securities of real estate companies with quality assets, strong balance sheets, and, more importantly than ever in our opinion, experienced management teams.

Julene Melquist
Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.

--------------------------------------------------------------------------------

 10 RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Real Estate Fund Class A shares (from 3/4/04 to 6/30/08)* as compared to the performance of two widely cited performance indices, the Dow Jones Wilshire Real Estate Securities Index (Float-Weighted) and the Lipper Real Estate Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from March 4, 2004. Dow Jones Wilshire Real Estate Securities Index (Float-Weighted) and Lipper data is from March 1, 2004.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

                                                                       SINCE
Results at June 30, 2008                    1 YEAR       3 YEARS    INCEPTION(3)
RIVERSOURCE REAL ESTATE FUND (INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000         $8,073      $11,013      $14,616
--------------------------------------------------------------------------------
        Average annual total return         -19.27%       +3.27%       +9.18%
--------------------------------------------------------------------------------
DOW JONES WILSHIRE REAL ESTATE SECURITIES INDEX (FLOAT-WEIGHTED)(1)
        Cumulative value of $10,000          $8,458      $11,517      $15,645
--------------------------------------------------------------------------------
        Average annual total return         -15.42%       +4.82%      +10.88%
--------------------------------------------------------------------------------
LIPPER REAL ESTATE FUNDS INDEX(2)
        Cumulative value of $10,000          $8,845      $11,816      $15,660
--------------------------------------------------------------------------------
        Average annual total return         -11.55%       +5.72%      +10.90%
--------------------------------------------------------------------------------

Results for other share classes can be found on page 4.

--------------------------------------------------------------------------------

 12 RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE REAL ESTATE FUND LINE GRAPH)

                                                                             DOW JONES WILSHIRE REAL
                                               RIVERSOURCE REAL ESTATE       ESTATE SECURITIES INDEX
                                             FUND CLASS A (INCLUDES SALES      (FLOAT-WEIGHTED)(1)      LIPPER REAL ESTATE FUNDS
                                                   CHARGE)($14,616)                 ($15,645)               INDEX(2)($15,660)
                                             ----------------------------    -----------------------    ------------------------
3/1/04                                                  $9,425                        $10,000                     $10,000
6/04                                                     9,525                         10,113                       9,997
6/05                                                    12,508                         13,584                      13,253
6/06                                                    15,512                         16,555                      15,625
6/07                                                    17,059                         18,497                      17,705
6/08                                                    14,616                         15,645                      15,660

(1) The Dow Jones Wilshire Real Estate Securities Index (Float-Weighted), an unmanaged float-weighted index, measures the performance of publicly traded real estate securities, including REITS and real estate operating companies. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Real Estate Funds Index includes the 30 largest real estate funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from March 4, 2004. Dow Jones Wilshire Real Estate Securities Index (Float-Weighted) and Lipper data is from March 1, 2004.

--------------------------------------------------------------------------------

                          RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended June 30, 2008.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 14 RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

                                BEGINNING        ENDING         EXPENSES
                              ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                              JAN. 1, 2008    JUNE 30, 2008   THE PERIOD(A)   EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------
   Actual(b)                     $1,000         $  959.40        $ 6.82(c)        1.40%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,017.90        $ 7.02(c)        1.40%
-------------------------------------------------------------------------------------------
Class B
-------------------------------------------------------------------------------------------
   Actual(b)                     $1,000         $  956.30        $10.51(c)        2.16%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,014.12        $10.82(c)        2.16%
-------------------------------------------------------------------------------------------
Class C
-------------------------------------------------------------------------------------------
   Actual(b)                     $1,000         $  955.70        $10.50(c)        2.16%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,014.12        $10.82(c)        2.16%
-------------------------------------------------------------------------------------------
Class I
-------------------------------------------------------------------------------------------
   Actual(b)                     $1,000         $  961.50        $ 4.44(c)         .91%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,020.34        $ 4.57(c)         .91%
-------------------------------------------------------------------------------------------
Class R4
-------------------------------------------------------------------------------------------
   Actual(b)                     $1,000         $  962.50        $ 5.90(c)        1.21%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,018.85        $ 6.07(c)        1.21%
-------------------------------------------------------------------------------------------
Class W
-------------------------------------------------------------------------------------------
   Actual(b)                     $1,000         $  959.60        $ 6.58(c)        1.35%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,018.15        $ 6.77(c)        1.35%
-------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended June 30, 2008: -4.06% for Class A, -4.37% for Class B, -4.43% for Class C, -3.85% for Class I, -3.75% for Class R4 and -4.04% for Class W.
(c) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until June 30, 2009, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.46% for Class A, 2.23% for Class B, 2.22% for Class C, 1.01% for Class I, 1.31% for Class R4 and 1.46% for Class W. Any amounts waived will not be reimbursed by the Fund. This change was effective July 1, 2008. Had this change been in place for the entire six month period ended June 30, 2008, the actual expenses paid would have been $6.67 for Class A, $10.41 for Class B and $10.41 for Class C; the hypothetical expenses paid would have been $6.87 for Class A, $10.72 for Class B and $10.72 for Class C. The actual and hypothetical expenses paid for Class I, Class R4 and Class W would have been the same as those expenses presented in the table above.


--------------------------------------------------------------------------------

                          RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

JUNE 30, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

COMMON STOCKS (97.3%)
ISSUER                                            SHARES                   VALUE(A)
HOTELS, RESTAURANTS & LEISURE (1.7%)
Gaylord Entertainment                                80,606(b)           $1,931,319
Starwood Hotels & Resorts Worldwide                  43,011               1,723,451
                                                                    ---------------
Total                                                                     3,654,770
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (94.1%)
Acadia Realty Trust                                  86,889               2,011,480
Alexandria Real Estate Equities                      66,189               6,442,837
AMB Property                                        122,972               6,195,329
AvalonBay Communities                                78,735               7,020,013
Boardwalk Real Estate Investment Trust               74,271(c)            2,777,881
Boston Properties                                   115,167              10,390,367
Brookfield Properties                               317,359               5,645,817
Camden Property Trust                                72,868               3,225,138
Colonial Properties Trust                            52,028               1,041,601
Corporate Office Properties Trust                    38,186               1,310,925
DiamondRock Hospitality                             136,481               1,486,278
Digital Realty Trust                                 71,919               2,942,206
Douglas Emmett                                      153,300               3,368,001
Duke Realty                                          59,113               1,327,087
EastGroup Properties                                 20,087                 861,732
Equity Lifestyle Properties                          39,009               1,716,396
Equity One                                           29,808                 612,554
Equity Residential                                  231,432               8,856,903
Essex Property Trust                                 32,628               3,474,882
Federal Realty Investment Trust                      78,813               5,438,097
General Growth Properties                           219,431               7,686,668
HCP                                                 183,221               5,828,260
Healthcare Realty Trust                              71,825               1,707,280
Hersha Hospitality Trust                             59,898                 452,230
Highwoods Properties                                130,953               4,114,543

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
REAL ESTATE INVESTMENT TRUSTS (REITS) (CONT.)
Home Properties                                      75,699              $3,638,094
Host Hotels & Resorts                               420,945               5,745,899
Kilroy Realty                                        51,471               2,420,681
Kimco Realty                                        192,340               6,639,577
LaSalle Hotel Properties                             62,230               1,563,840
Liberty Property Trust                               83,782               2,777,373
Macerich                                             85,261               5,297,266
Medical Properties Trust                            176,421               1,785,381
Mid-America Apartment Communities                    28,023               1,430,294
Nationwide Health Properties                         26,829                 844,845
Parkway Properties                                   29,466                 993,888
Post Properties                                      37,010               1,101,048
ProLogis                                            215,944              11,736,556
Public Storage                                       87,798               7,093,200
Regency Centers                                      93,517               5,528,725
Senior Housing Properties Trust                     165,411               3,230,477
Simon Property Group                                196,467              17,660,419
SL Green Realty                                      66,808               5,526,358
Sovran Self Storage                                  25,250               1,049,390
Strategic Hotels & Resorts                          144,622               1,355,108
Sunstone Hotel Investors                             45,662                 757,989
Taubman Centers                                      53,323               2,594,164
Ventas                                              103,037               4,386,285
Vornado Realty Trust                                129,371              11,384,648
                                                                    ---------------
Total                                                                   202,476,010
-----------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (1.4%)
Forest City Enterprises Cl A                         74,482               2,399,810
St. Joe                                              19,974                 685,508
                                                                    ---------------
Total                                                                     3,085,318
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $228,695,962)                                                   $209,216,098
-----------------------------------------------------------------------------------

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 16 RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT

MONEY MARKET FUND (7.5%)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund, 2.57%        16,033,595(d)            $16,033,595
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $16,033,595)                                                     $16,033,595
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $244,729,557)(e)                                                $225,249,693
===================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS
(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At June 30, 2008, the value of foreign securities represented 1.3% of net assets.

(d) Affiliated Money Market Fund - See Note 5 to the financial statements. The rate shown is the seven-day current annualized yield at June 30, 2008.

(e) At June 30, 2008, the cost of securities for federal income tax purposes was $244,768,879 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                           $  6,368,848
Unrealized depreciation                                            (25,888,034)
------------------------------------------------------------------------------
Net unrealized depreciation                                       $(19,519,186)
------------------------------------------------------------------------------

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

                          RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT  17

FINANCIAL STATEMENTS -----------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2008

ASSETS
Investments in securities, at value
   Unaffiliated issuers (identified cost $228,695,962)          $209,216,098
   Affiliated money market fund (identified cost
      $16,033,595)                                                16,033,595
----------------------------------------------------------------------------
Total investments in securities (identified cost
   $244,729,557)                                                 225,249,693
Cash                                                                  36,175
Capital shares receivable                                            243,091
Dividends receivable                                                 859,606
----------------------------------------------------------------------------
Total assets                                                     226,388,565
----------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                               139,879
Payable for investment securities purchased                       11,016,329
Accrued investment management services fees                           14,822
Accrued distribution fees                                             48,418
Accrued transfer agency fees                                           2,567
Accrued administrative services fees                                   1,059
Accrued plan administration services fees                                 51
Other accrued expenses                                                76,050
----------------------------------------------------------------------------
Total liabilities                                                 11,299,175
----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $215,089,390
============================================================================
REPRESENTED BY
Capital stock -- $.01 par value                                 $    188,168
Additional paid-in capital                                       233,046,891
Excess of distributions over net investment income                    (2,762)
Accumulated net realized gain (loss)                               1,337,022
Unrealized appreciation (depreciation) on investments            (19,479,929)
----------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $215,089,390
============================================================================

--------------------------------------------------------------------------------

 18 RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT

JUNE 30, 2008

NET ASSET VALUE PER SHARE

                                                              SHARES          NET ASSET VALUE
                                         NET ASSETS        OUTSTANDING           PER SHARE
Class A                                 $ 86,019,287        7,529,295          $      11.42(1)
Class B                                 $ 14,247,297        1,256,751          $      11.34
Class C                                 $  1,419,450          125,279          $      11.33
Class I                                 $113,290,977        9,895,570          $      11.45
Class R4                                $    109,251            9,603          $      11.38
Class W                                 $      3,128              275          $      11.37
---------------------------------------------------------------------------------------------

(1) The maximum offering price per share for Class A is $12.12. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

                          RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT  19

STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 2008

INVESTMENT INCOME
Income:
Dividends                                                       $  8,261,630
Interest                                                              19,837
Income distributions from affiliated money market fund               151,636
   Less foreign taxes withheld                                       (44,355)
----------------------------------------------------------------------------
Total income                                                       8,388,748
----------------------------------------------------------------------------
Expenses:
Investment management services fees                                1,667,040
Distribution fees
   Class A                                                           276,727
   Class B                                                           189,408
   Class C                                                            17,500
   Class W                                                                 9
Transfer agency fees
   Class A                                                           319,144
   Class B                                                            57,772
   Class C                                                             5,180
   Class R4                                                               76
   Class W                                                                 8
Administrative services fees                                         132,646
Plan administration services fees -- Class R4                            381
Compensation of board members                                          4,378
Custodian fees                                                        17,930
Printing and postage                                                  67,300
Registration fees                                                     61,915
Professional fees                                                     42,685
Other                                                                  9,050
----------------------------------------------------------------------------
Total expenses                                                     2,869,149
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates                                                 (60,823)
   Earnings and bank fee credits on cash balances                     (3,786)
----------------------------------------------------------------------------
Total net expenses                                                 2,804,540
----------------------------------------------------------------------------
Investment income (loss) -- net                                    5,584,208
----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions                                           7,804,807
   Foreign currency transactions                                       1,054
----------------------------------------------------------------------------
Net realized gain (loss) on investments                            7,805,861
Net change in unrealized appreciation (depreciation) on
   investments                                                   (47,066,092)
----------------------------------------------------------------------------
Net gain (loss) on investments                                   (39,260,231)
----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $(33,676,023)
============================================================================

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 20 RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED JUNE 30,                                           2008            2007
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                           $  5,584,208    $  3,706,693
Net realized gain (loss) on investments                      7,805,861      19,389,903
Net change in unrealized appreciation (depreciation) on
   investments                                             (47,066,092)     (7,865,363)
--------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                              (33,676,023)     15,231,233
--------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                               (1,484,774)     (1,648,144)
      Class B                                                 (106,391)       (112,364)
      Class C                                                  (11,115)         (9,035)
      Class I                                               (1,829,893)     (1,269,062)
      Class R4                                                  (2,902)         (3,035)
      Class W                                                      (56)            (42)
   Net realized gain
      Class A                                              (14,679,913)     (7,168,364)
      Class B                                               (2,506,709)     (1,506,082)
      Class C                                                 (232,761)       (107,494)
      Class I                                               (8,717,442)     (3,430,271)
      Class R4                                                 (20,584)        (11,480)
      Class W                                                     (549)           (237)
--------------------------------------------------------------------------------------
Total distributions                                        (29,593,089)    (15,265,610)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT  21

YEAR ENDED JUNE 30,                                           2008            2007
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
   Class A shares                                         $ 22,580,376    $ 71,003,345
   Class B shares                                            2,597,783      11,643,215
   Class C shares                                              579,010       1,325,734
   Class I shares                                           74,017,463      42,168,432
   Class R4 shares                                               8,000          48,466
   Class W shares                                                   --           5,000
Reinvestment of distributions at net asset value
   Class A shares                                           15,706,217       8,628,771
   Class B shares                                            2,534,302       1,576,925
   Class C shares                                              236,189         108,406
   Class I shares                                           10,545,077       4,698,204
   Class R4 shares                                              21,205          13,435
Payments for redemptions
   Class A shares                                          (64,940,426)    (40,780,657)
   Class B shares                                          (14,671,042)    (10,850,325)
   Class C shares                                           (1,181,708)       (679,693)
   Class I shares                                          (42,696,102)     (7,933,451)
   Class R4 shares                                             (64,415)       (118,777)
--------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                              5,271,929      80,857,030
--------------------------------------------------------------------------------------
Total increase (decrease) in net assets                    (57,997,183)     80,822,653
Net assets at beginning of year                            273,086,573     192,263,920
--------------------------------------------------------------------------------------
Net assets at end of year                                 $215,089,390    $273,086,573
======================================================================================
Undistributed (excess of distributions over) net
   investment income                                      $     (2,762)   $    349,220
--------------------------------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 22 RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Real Estate Fund (the Fund) is a series of RiverSource Sector Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Sector Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in equity securities of companies operating in the real estate industry, including equities of real estate investment trusts (REITs), and other real estate related investments.

The Fund offers Class A, Class B, Class C, Class I, Class R4 and Class W shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

- Class W shares are sold without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

At June 30, 2008, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager), and the RiverSource affiliated funds-of-funds, owned 100% of Class I shares, and the Investment Manager owned 100% of Class W shares.

At June 30, 2008, the Investment Manager and the RiverSource affiliated funds-of-funds owned approximately 53% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------

                          RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT  23

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the company upon closure, exercise or expiration contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of

--------------------------------------------------------------------------------

 24 RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At June 30, 2008, and for the year then ended, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At June 30, 2008, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by

--------------------------------------------------------------------------------

                          RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT  25
the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations. At June 30, 2008, the Fund had no outstanding forward foreign currency contracts.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, re-characterization of REIT distributions and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $2,501,059 and accumulated net realized loss has been decreased by $1,926,878 resulting in a net reclassification adjustment to increase paid-in capital by $574,181.

--------------------------------------------------------------------------------

 26 RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED JUNE 30,                                   2008          2007*
----------------------------------------------------------------------------
CLASS A
DISTRIBUTIONS PAID FROM:
      Ordinary income..........................    $ 3,187,447    $3,970,339
      Long-term capital gain...................     12,977,240     4,846,169
CLASS B
Distributions paid from:
      Ordinary income..........................        397,462       600,260
      Long-term capital gain...................      2,215,638     1,018,186
CLASS C
Distributions paid from:
      Ordinary income..........................         38,142        43,858
      Long-term capital gain...................        205,734        72,671
CLASS I
Distributions paid from:
      Ordinary income..........................      2,842,136     2,380,300
      Long-term capital gain...................      7,705,199     2,319,033
CLASS R4
Distributions paid from:
      Ordinary income..........................          5,293         6,754
      Long-term capital gain...................         18,193         7,761
CLASS W
Distributions paid from:
      Ordinary income..........................            120           119
      Long-term capital gain...................            485           160

* Class W is for the period from Dec. 1, 2006 (inception date) to June 30, 2007.

At June 30, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.............................    $         --
Undistributed accumulated long-term gain..................    $  1,376,344
Unrealized appreciation (depreciation)....................    $(19,522,013)

RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging
Activities - an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after Nov. 15, 2008. As June 30, 2008, management does not

--------------------------------------------------------------------------------

                          RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT  27
believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

On Sept. 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. The application of SFAS 157 will be effective for the Fund's fiscal year beginning July 1, 2008. The adoption of SFAS 157 is not anticipated to have a material impact on the Fund's financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

The Fund receives distributions from holdings in real estate investment trusts (REITs) which report information on the character components of their distributions annually. A portion of distributions received from REITS during the period is estimated to be capital gain and a portion is estimated to be a return of capital, which is recorded as a reduction of the cost basis of securities held. These estimates are subsequently adjusted when the actual character of the distributions are disclosed by the REITs.

2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.84% to 0.72% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized

--------------------------------------------------------------------------------

 28 RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT performance of the Lipper Real Estate Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $190,002 for the year ended June 30, 2008. The management fee for the year ended June 30, 2008, was 0.75% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

ADMINISTRATIVE SERVICES FEES

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. The fee for the year ended June 30, 2008, was 0.06% of the Fund's average daily net assets.

OTHER FEES

Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended June 30, 2008, other expenses paid to this company were $865.

COMPENSATION OF BOARD MEMBERS

Compensation of board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

--------------------------------------------------------------------------------

                          RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT  29

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES

The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Prior to Oct. 1, 2007, Ameriprise Financial Services, Inc. also served as a principal underwriter and distributor to the Fund. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

SALES CHARGES

Sales charges received by the Distributor for distributing Fund shares were $186,814 for Class A, $23,908 for Class B and $1,193 for Class C for the year ended June 30, 2008.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES

For the year ended June 30, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class A.....................................................  1.40%
Class B.....................................................  2.16
Class C.....................................................  2.16
Class R4....................................................  0.96

The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A.....................................................  $49,930
Class B.....................................................    9,726
Class C.....................................................      787

The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R4....................................................  $380

Under an agreement which was effective until June 30, 2008, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before

--------------------------------------------------------------------------------

 30 RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT giving effect to any performance incentive adjustment, would not exceed the following percentage of the Fund's average daily net assets:

Class A.....................................................  1.49%
Class B.....................................................  2.25
Class C.....................................................  2.25
Class I.....................................................  1.08
Class R4....................................................  1.31
Class W.....................................................  1.53

Effective July 1, 2008, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until June 30, 2009, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the Fund's average daily net assets:

Class A.....................................................  1.46%
Class B.....................................................  2.23
Class C.....................................................  2.22
Class I.....................................................  1.01
Class R4....................................................  1.31
Class W.....................................................  1.46

* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

EARNINGS AND BANK FEE CREDITS

During the year ended June 30, 2008, the Fund's custodian and transfer agency fees were reduced by $3,786 as a result of earnings and bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $113,851,810 and $135,281,282, respectively, for the year ended June 30, 2008. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------

                          RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT  31

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                  YEAR ENDED JUNE 30, 2008
                                             ISSUED FOR
                                             REINVESTED                            NET
                                 SOLD       DISTRIBUTIONS     REDEEMED     INCREASE (DECREASE)
----------------------------------------------------------------------------------------------
Class A                        1,620,097      1,327,612      (4,675,335)       (1,727,626)
Class B                          193,231        217,558      (1,021,054)         (610,265)
Class C                           44,818         20,266         (88,461)          (23,377)
Class I                        5,791,409        883,959      (2,746,559)        3,928,809
Class R4                             569          1,795          (4,775)           (2,411)
----------------------------------------------------------------------------------------------

                                                  YEAR ENDED JUNE 30, 2007
                                             ISSUED FOR
                                             REINVESTED                            NET
                                 SOLD       DISTRIBUTIONS     REDEEMED     INCREASE (DECREASE)
----------------------------------------------------------------------------------------------
Class A                        4,147,287        511,609      (2,380,595)        2,278,301
Class B                          682,014         94,005        (660,721)          115,298
Class C                           77,195          6,462         (40,753)           42,904
Class I                        2,430,646        278,457        (463,573)        2,245,530
Class R4                           2,788            798          (7,005)           (3,419)
Class W*                             275             --              --               275
----------------------------------------------------------------------------------------------

*    Inception date is Dec. 1, 2006.

5. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investment. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $116,361,703 and $101,225,813, respectively, for the year ended June 30, 2008. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found on the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at June 30, 2008, can be found in the Portfolio of Investments.

6. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 18, 2007, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus

--------------------------------------------------------------------------------

 32 RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT

0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Under the prior credit facility, a Fund paid interest on its outstanding borrowings at a rate equal to either the higher of the federal funds effective rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. The Fund had no borrowings during the year ended June 30, 2008.

7. RISKS RELATING TO CERTAIN INVESTMENTS

REAL ESTATE INDUSTRY RISK

Because of the Fund's policy of concentrating its investments in securities of companies operating in the real estate industry, the Fund is more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of the underlying properties, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry, including REITs. REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise

--------------------------------------------------------------------------------

                          RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT  33

Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/ admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

 34 RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JUNE 30,               2008           2007           2006           2005        2004(B)
Net asset value, beginning of period     $15.83         $15.30         $13.44         $10.46         $10.35
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .33(c)         .21            .30            .32            .06
Net gains (losses) (both realized and
 unrealized)                              (2.55)          1.37           2.76           2.94            .05
-----------------------------------------------------------------------------------------------------------
Total from investment operations          (2.22)          1.58           3.06           3.26            .11
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.20)          (.19)          (.14)          (.18)            --
Distributions from realized gains         (1.99)          (.86)         (1.06)          (.10)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (2.19)         (1.05)         (1.20)          (.28)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $11.42         $15.83         $15.30         $13.44         $10.46
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $86           $147           $107            $62            $17
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              1.45%          1.51%          1.55%          1.57%          3.86%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)          1.40%          1.51%          1.53%          1.49%          1.49%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              2.41%          1.41%          2.37%          3.56%          3.76%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     52%            38%            47%            63%            49%
-----------------------------------------------------------------------------------------------------------
Total return(i)                         (14.32%)         9.97%         24.02%         31.32%          1.06%(j)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended June 30, 2008 were less than 0.01% of average net assets.
(i)  Total return does not reflect payment of a sales charge.
(j)  Not annualized.

--------------------------------------------------------------------------------

                          RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT  35

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JUNE 30,               2008           2007           2006           2005        2004(B)
Net asset value, beginning of period     $15.72         $15.20         $13.37         $10.43         $10.35
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .22(c)         .05            .18            .22            .05
Net gains (losses) (both realized and
 unrealized)                              (2.52)          1.39           2.75           2.93            .03
-----------------------------------------------------------------------------------------------------------
Total from investment operations          (2.30)          1.44           2.93           3.15            .08
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.09)          (.06)          (.04)          (.11)            --
Distributions from realized gains         (1.99)          (.86)         (1.06)          (.10)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (2.08)          (.92)         (1.10)          (.21)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $11.34         $15.72         $15.20         $13.37         $10.43
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $14            $29            $27            $18             $4
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              2.21%          2.27%          2.32%          2.34%          4.63%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)          2.16%          2.27%          2.30%          2.27%          2.26%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              1.62%           .64%          1.59%          2.77%          3.12%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     52%            38%            47%            63%            49%
-----------------------------------------------------------------------------------------------------------
Total return(i)                         (14.92%)         9.13%         23.06%         30.31%           .77%(j)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended June 30, 2008 were less than 0.01% of average net assets.
(i)  Total return does not reflect payment of a sales charge.
(j)  Not annualized.

--------------------------------------------------------------------------------

 36 RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JUNE 30,            2008              2007           2006           2005        2004(B)
Net asset value, beginning of period     $15.72         $15.20         $13.37         $10.43         $10.35
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .23(c)         .05            .18            .21            .05
Net gains (losses) (both realized and
 unrealized)                              (2.54)          1.40           2.75           2.93            .03
-----------------------------------------------------------------------------------------------------------
Total from investment operations          (2.31)          1.45           2.93           3.14            .08
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.09)          (.07)          (.04)          (.10)            --
Distributions from realized gains         (1.99)          (.86)         (1.06)          (.10)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (2.08)          (.93)         (1.10)          (.20)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $11.33         $15.72         $15.20         $13.37         $10.43
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $1             $2             $2             $1            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              2.21%          2.26%          2.32%          2.33%          4.64%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)          2.16%          2.26%          2.29%          2.27%          2.27%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              1.66%           .66%          1.61%          2.79%          3.20%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     52%            38%            47%            63%            49%
-----------------------------------------------------------------------------------------------------------
Total return(i)                         (14.96%)         9.18%         23.07%         30.29%           .77%(j)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended June 30, 2008 were less than 0.01% of average net assets.
(i)  Total return does not reflect payment of a sales charge.
(j)  Not annualized.

--------------------------------------------------------------------------------

                          RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT  37

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JUNE 30,            2008              2007           2006           2005        2004(B)
Net asset value, beginning of period     $15.87         $15.33         $13.46         $10.46         $10.35
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .40(c)         .32            .36            .35            .06
Net gains (losses) (both realized and
 unrealized)                              (2.56)          1.35           2.76           2.95            .05
-----------------------------------------------------------------------------------------------------------
Total from investment operations          (2.16)          1.67           3.12           3.30            .11
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.27)          (.27)          (.19)          (.20)            --
Distributions from realized gains         (1.99)          (.86)         (1.06)          (.10)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (2.26)         (1.13)         (1.25)          (.30)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $11.45         $15.87         $15.33         $13.46         $10.46
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $113            $95            $57            $53            $10
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)               .91%          1.04%          1.09%          1.10%          3.54%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)           .91%          1.04%          1.09%          1.10%          1.17%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              2.89%          1.87%          2.85%          4.04%          5.50%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     52%            38%            47%            63%            49%
-----------------------------------------------------------------------------------------------------------
Total return                            (13.90%)        10.52%         24.55%         31.78%          1.06%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended June 30, 2008 were less than 0.01% of average net assets.
(i)  Not annualized.

--------------------------------------------------------------------------------

 38 RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT

CLASS R4

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JUNE 30,               2008           2007           2006           2005        2004(B)
Net asset value, beginning of period     $15.79         $15.26         $13.41         $10.47         $10.35
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .40(c)         .24            .32            .38            .06
Net gains (losses) (both realized and
 unrealized)                              (2.53)          1.37           2.75           2.89            .06
-----------------------------------------------------------------------------------------------------------
Total from investment operations          (2.13)          1.61           3.07           3.27            .12
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.29)          (.22)          (.16)          (.23)            --
Distributions from realized gains         (1.99)          (.86)         (1.06)          (.10)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (2.28)         (1.08)         (1.22)          (.33)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $11.38         $15.79         $15.26         $13.41         $10.47
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--            $--            $--            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              1.21%          1.34%          1.36%          1.39%          3.50%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)           .96%          1.34%          1.35%          1.34%          1.13%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              2.86%          1.58%          2.53%          3.79%          3.62%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     52%            38%            47%            63%            49%
-----------------------------------------------------------------------------------------------------------
Total return                            (13.74%)        10.17%         24.22%         31.48%          1.16%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended June 30, 2008 were less than 0.01% of average net assets.
(i)  Not annualized.

--------------------------------------------------------------------------------

                          RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT  39

CLASS W

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JUNE 30,            2008           2007(B)
Net asset value, beginning of period     $15.78         $18.17
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .34(c)         .24
Net gains (losses) (both realized and
 unrealized)                              (2.55)         (1.62)
-----------------------------------------------------------------------------------------------------------
Total from investment operations          (2.21)         (1.38)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.21)          (.15)
Distributions from realized gains         (1.99)          (.86)
-----------------------------------------------------------------------------------------------------------
Total distributions                       (2.20)         (1.01)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $11.37         $15.78
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              1.35%          1.48%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)          1.35%          1.48%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              2.48%          1.19%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     52%            38%
-----------------------------------------------------------------------------------------------------------
Total return                            (14.30%)        (7.90%)(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 1, 2006 (inception date) to June 30, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended June 30, 2008 were less than 0.01% of average net assets.
(i)  Not annualized.

--------------------------------------------------------------------------------

 40 RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE REAL ESTATE FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Real Estate Fund (the Fund) (one of the portfolios constituting the RiverSource Sector Series, Inc.) as of June 30, 2008, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the periods presented through June 30, 2007, were audited by other auditors whose report dated August 21, 2007, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

--------------------------------------------------------------------------------

                          RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT  41

In our opinion, the 2008 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Real Estate Fund of the RiverSource Sector Series, Inc. at June 30, 2008, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Minneapolis, Minnesota
August 20, 2008

--------------------------------------------------------------------------------

 42 RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended June 30, 2008

INCOME DISTRIBUTIONS - the Fund designates the following
tax attributes for distributions:
      Qualified Dividend Income for individuals.............          15.81%
      Dividends Received Deduction for corporations.........           1.69%
      U.S. Government Obligations...........................           0.00%

CAPITAL GAIN DISTRIBUTION - the Fund designates $1.76241 per share to be taxed as long-term capital gain.

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

--------------------------------------------------------------------------------

                          RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT  43

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 104 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme     None
901 S. Marquette Ave.    since 2006         Court, 1998-2006; Attorney
Minneapolis, MN 55402
Age 54
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,            None
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 73
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners   None
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 53
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and   None
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 57                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant              None
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 73
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 69                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 44 RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           None
901 S. Marquette Ave.    since 2004         Management, Inc. (private real
Minneapolis, MN 55402                       estate and asset management
Age 55                                      company)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer and          Idera
901 S. Marquette Ave.    since 2002         Director, RiboNovix, Inc. since      Pharmaceutical, Inc.
Minneapolis, MN 55402                       2003 (biotechnology); former         (biotechnology);
Age 64                                      President, Forester Biotech          Healthways, Inc.
                                                                                 (health management
                                                                                 programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management   None
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 47                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; Director, President, and
                                            Chief Executive Officer, Ameriprise
                                            Certificate Company since 2006;
                                            Chairman of the Board, Chief
                                            Executive Officer and President,
                                            RiverSource Distributors, Inc.
                                            since 2006; Senior Vice
                                            President -- Chief Investment
                                            Officer, Ameriprise Financial, Inc.
                                            and Chairman of the Board and Chief
                                            Investment Officer, RiverSource
                                            Investments, LLC, 2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

                          RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT  45

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Director and Senior Vice President, Asset
172 Ameriprise           2006               Management, Products and Marketing,
Financial Center                            RiverSource Investments, LLC since 2006;
Minneapolis, MN 55474                       Director and Vice President -- Asset
Age 42                                      Management, Products and Marketing,
                                            RiverSource Distributors, Inc. since 2006;
                                            Managing Director and Global Head of Product,
                                            Morgan Stanley Investment Management,
                                            2004-2006; President, Touchstone Investments,
                                            2002-2004
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 44                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 42                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Chief
Financial Center                            Financial Officer, RiverSource Distributors,
Minneapolis, MN 55474                       Inc. since 2006
Age 53
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Chief Counsel, RiverSource Distributors,
Minneapolis, MN 55474    since 2006         Inc. since 2006; Vice President, General
Age 49                                      Counsel and Secretary, Ameriprise Certificate
                                            Company since 2005; Vice President -- Asset
                                            Management Compliance, Ameriprise Financial,
                                            Inc., 2004-2005; Senior Vice President and
                                            Chief Compliance Officer, USBancorp Asset
                                            Management, 2002-2004
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 47                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 46 RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 44                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT  47

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource Investments provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds").

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2008, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the IMS Agreement. At the April 9-10, 2008 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource Investments: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, particularly in the areas of trading systems, new product initiatives, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource Investments). The Board concluded that the services being performed under the

--------------------------------------------------------------------------------

 48 RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

IMS Agreement were of a reasonably high quality, particularly in light of recent market conditions.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2007. The Board observed that the Fund's investment performance was appropriate in light of the particular management style and market conditions involved.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer group's median expense ratio shown in the reports. The Board also considered the Fund's performance incentive adjustment and noted its continued

--------------------------------------------------------------------------------

                          RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT  49

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------

appropriateness. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 10, 2008, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

PROXY
VOTING ----------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

 50 RIVERSOURCE REAL ESTATE FUND -- 2008 ANNUAL REPORT

     RIVERSOURCE REAL ESTATE FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                        This report must be accompanied or preceded by
                                        the Fund's current prospectus. RiverSource(R)
                                        mutual funds are distributed by RiverSource
                                        Distributors, Inc., Member FINRA, and managed by
                                        RiverSource Investments, LLC. These companies are
                                        part of Ameriprise Financial, Inc.
       (RIVERSOURCE INVESTMENTS LOGO)   (C) 2008 RiverSource Distributors, Inc.                              S-6281 G (8/08)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

     (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind and Anne P. Jones, each qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Fund - Related Fees

(a) Audit Fees. The fees for the year ended June 30, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource Sector Series, Inc. were as follows:

                                 2008 - $45,300

(b) Audit - Related Fees. The fees for the year ended June 30, to Ernst & Young LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 and the semiannual financial statement review for RiverSource Sector Series, Inc. were as follows:

                                  2008 - $1,590

(c) Tax Fees. The fees for the year ended June 30, to Ernst & Young LLP for tax compliance related services for RiverSource Sector Series, Inc. were as follows:

                                  2008 - $6,300

(d) All Other Fees. The fees for the year ended June 30, to Ernst & Young LLP for additional professional services rendered for RiverSource Sector Series, Inc. were as follows:

                                    2008 - $0

     (e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2008 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended June 30, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                                 2008 - $619,690

(h) 100% of the services performed in item (g) above during 2008 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5. Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

     (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

     (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

     (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under
     Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

     (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

     (a)(3) Not applicable.

     (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RiverSource Sector Series, Inc.


By /s/ Patrick T. Bannigan
   ----------------------------------
   Patrick T. Bannigan
   President and Principal
   Executive Officer

Date September 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   ----------------------------------
   Patrick T. Bannigan
   President and Principal
   Executive Officer

Date September 3, 2008


By /s/ Jeffrey P. Fox
   ----------------------------------
   Jeffrey P. Fox
   Treasurer and Principal
   Financial Officer

Date September 3, 2008